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                                                                    EXHIBIT 99.4

(MULTICURRENCY - CROSS BORDER)

                                 (ISDA(R) LOGO)

                  INTERNATIONAL SWAP DEALERS ASSOCIATION, INC.

                                MASTER AGREEMENT

                            dated as of June 20, 2007

SWIFT MASTER AUTO RECEIVABLES TRUST          and              LEHMAN BROTHERS
                                                          SPECIAL FINANCING INC.

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:

1.   INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.   OBLIGATIONS

(a) GENERAL CONDITIONS.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) The condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b) CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.


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(c) NETTING. If on any date amounts would otherwise be payable:-

     (i)  in the same currency; and

     (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) DEDUCTION OR WITHHOLDING FOR TAX.

     (i) GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will: --

          (1) promptly notify the other party ("Y") of such requirement;

          (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y. evidencing such payment to such authorities; and

          (4) if such Tax is an Indemnifiable Tax, pay to Y. in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for: --

               (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

               (B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

     (ii) LIABILITY. If:-

          (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

          (2) X does not so deduct or withhold; and

          (3) a liability resulting from such Tax is assessed directly against X,


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          then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.   REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that: --

(a) BASIC REPRESENTATIONS.

     (i) STATUS. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

     (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) OBLIGATIONS BINDING. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.


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(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.   AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:-

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:-

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii) any other documents specified in the Schedule or any Confirmation; and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) MAINTAIN AUTHORISATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.   EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:-


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     (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) CREDIT SUPPORT DEFAULT.

          (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

          (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

          (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

     (iv) MISREPRESENTATION. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:-

          (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar


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          law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) MERGER WITHOUT ASSUMPTION. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:-

          (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

          (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:-

     (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):-

          (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

          (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a


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     Tax (except in respect of interest under Section 2(e), 6(d)(ii) 6(e)) and no additional amount is required to be paid in respect of such Tax under
     Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

     (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.   EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

     (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii) TRANSFER TO AVOID TERMINATION EVENT. If either an Illegality under
     Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

     If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).


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     Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) TWO AFFECTED PARTIES. If an Illegality under section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

     (iv) RIGHT TO TERMINATE. If: -

          (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

          (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c) EFFECT OF DESIGNATION.

     (i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

     (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) CALCULATIONS.

     (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) PAYMENT DATE. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default:-

          (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

          (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

          (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

          (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

     (ii) TERMINATION EVENTS. If the Early Termination Date results from a Termination Event:-

          (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4). if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

          (2) Two Affected Parties. If there are two Affected Parties:-

               (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

               (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

          If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

     (iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

     (iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.   TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:-

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.   CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.   MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) COUNTERPARTS AND CONFIRMATIONS.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.  OFFICES; MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.  EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.  NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated: --

     (i) if in writing and delivered in person or by courier, on the date it is delivered;

     (ii) if sent by telex, on the date the recipient's answerback is received;

     (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

     (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.  GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably: --

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.  DEFINITIONS

As used in this Agreement:-

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:-

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having bad a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "LAWFUL" and "UNLAWFUL" will be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early Termination Date, the sum of:-

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"SPECIFIED ENTITY" has the meaning specified in the Schedule.

"SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED TRANSACTIONS" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

     IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

SWIFT MASTER AUTO RECEIVABLES TRUST     LEHMAN BROTHERS SPECIAL FINANCING INC.

By: HSBC BANK USA, National
    Association, not in its
    individual capacity but solely as
    Owner Trustee


By: /s/ Elena Zheng                     By: /s/ Allyson M. Carine
    ---------------------------------       ------------------------------------
Name: Elena Zheng                       Name: Allyson M. Carine
Title: Assistant Vice President         Title: Authorized Signatory
Date: June 20, 2007                     Date: June 20, 2007

                                    SCHEDULE
                                     TO THE
               ISDA MASTER AGREEMENT (Multicurrency-Cross Border)
                               (this "AGREEMENT")

                            dated as of June 20, 2007

                                     between

                       SWIFT MASTER AUTO RECEIVABLES TRUST
                                  (the "TRUST")

                                       and

                     LEHMAN BROTHERS SPECIAL FINANCING INC.
                              (the "COUNTERPARTY")

PART 1. TERMINATION PROVISIONS

     (a) "Specified Entity" means in relation to the Counterparty for the purpose of:

          Section 5(a)(v), none
          Section 5(a)(vi), none
          Section 5(a)(vii), none
          Section 5(b)(iv), none

     and in relation to the Trust for the purpose of:

          Section 5(a)(v), none
          Section 5(a)(vi), none
          Section 5(a)(vii), none
          Section 5(b)(iv), none

     (b) All references to "Potential Events of Default" in this Agreement shall be deleted.

     (c)  Events of Default.

          (i) The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

               (A) The "FAILURE TO PAY OR DELIVER" provisions of Section 5(a)(i) will apply to the Counterparty and will apply to the Trust.

               (B) The "BREACH OF AGREEMENT" provisions of Section 5(a)(ii) will apply to the Counterparty and will not apply to the Trust.

               (C) The "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will apply to the Counterparty and will not apply to the Trust except that
     Section 5(a)(iii)(1) will apply to the Trust solely in respect of the Trust's obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by the Counterparty to comply with or perform any obligation to be complied with or performed by the Counterparty under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless a "Credit Downgrade" (as described in the Confirmations) has occurred and been continuing for 30 or more days.

               (D) The "MISREPRESENTATION" provisions of Section 5(a)(iv) will apply to the Counterparty and will not apply to the Trust.

               (E) The "DEFAULT UNDER SPECIFIED TRANSACTION" provisions of
     Section 5(a)(v) will not apply to the Counterparty and will not apply to the Trust.

               (F) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will apply to the Counterparty and will not apply to the Trust. For purposes of
     Section 5(a)(vi), solely with respect to the Counterparty:

               Section 5(a)(vi) is hereby amended by adding the following words at the end thereof:

               "provided, however, that, notwithstanding the foregoing, an Event of Default shall not occur under either (1) or (2) above if (A)
               (I) the default, or other similar event or condition referred to in (1) or the failure to pay referred to in (2) is a failure to pay or deliver caused by an error or omission of an administrative or operational nature, and (II) funds or the asset to be delivered were available to such party to enable it to make the relevant payment or delivery when due and (III) such payment or delivery is made within three (3) Local Business Days following receipt of written notice from an interested party of such failure to pay, or (B) such party was precluded from paying, or was unable to pay, using reasonable means, through the office of the party through which it was acting for purposes of the relevant Specified Indebtedness, by reason of force majeure, act of State, illegality or impossibility."

               "Specified Indebtedness" will have the meaning specified in
               Section 14, except that such term shall not include obligations in respect of deposits received in the ordinary course of the Counterparty's banking business.

               "Threshold Amount" means with respect to the Counterparty an amount equal to three percent (3%) of the Shareholders' Equity of the Counterparty or, if applicable, Lehman Brothers Holdings Inc. ("LBHI") or, if applicable, another Eligible Guarantor.

               "Shareholders' Equity" means with respect to an entity, at any time, the sum (as shown in the most recent annual audited financial statements of such entity) of (i) its capital stock (including preferred stock) outstanding, taken at par value, (ii) its capital surplus and (iii) its retained earnings, minus (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles in the country in which the Counterparty is organized.

               (G) The "BANKRUPTCY" provisions of Section 5(a)(vii) will apply to the Counterparty and will apply to the Trust except that the provisions of Section 5(a)(vii)(2), (4), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Basic Documents or any appointment to which the Trust has not become subject), (7) and (9) will not apply to the Trust; provided that, with respect to the Trust only,
     Section 5(a)(vii)(8) is hereby amended by deleting the words "to (7) (inclusive)" and inserting in lieu thereof ", (3), (5) and (6) as amended".

               (H) The "MERGER WITHOUT ASSUMPTION" provisions of Section 5(a)(viii) will apply to the Counterparty and will apply to the Trust.

          (ii) It shall be an additional Event of Default under Section 5(a), and the Trust shall be deemed to be the Defaulting Party with respect thereto, if (x) (i) there occurs an Indenture "Event of Default" under Section 6.02(a),
(b), (c), or (d) of the Series 2007-1 Indenture Supplement and (ii) after such Indenture "Event of Default," remedies are commenced with respect to the Collateral under Section 5.4(a)(iv) of the Indenture or any other sale or liquidation of the Collateral occurs under Article V of the Indenture or (y) there occurs an Indenture "Event of Default" under Section 6.02(e) or (f) of the Series 2007-1 Indenture Supplement.

          (iii) It shall be an additional Event of Default under Section 5(a), and the Trust shall be deemed to be the Defaulting Party with respect thereto, if any Trust Document is amended, modified or supplemented, with the consent of the holders of not less than a majority of the Outstanding Amount of the Notes and, if any Person other than the Seller or an Affiliate of the Seller holds any Certificates, the holders of not less than a majority of the Voting Interests, in a manner that materially and adversely affects any interest of the Counterparty without the prior written consent of the Counterparty. The procedures for amending the Trust Documents are set forth in Section 10.1 of the Trust Sale and Servicing Agreement, Article IX of the Indenture, Section 7.01 of the Pooling and Servicing Agreement, Section 13 of the Administration Agreement,
Article VIII of the Trust Agreement and Section 7 of the Custodian Agreement.

     (d) Termination Events. The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to "Illegality" the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.

          (i) The "ILLEGALITY" provisions of Section 5(b)(i) will apply to the Counterparty and will apply to the Trust.

          (ii) The "TAX EVENT" provisions of Section 5(b)(ii) will apply to the Counterparty except that, for purposes of the application of Section 5(b)(ii) to the Counterparty, Section 5(b)(ii) is hereby amended by deleting the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)", and the "Tax Event" provisions of Section 5(b)(ii) will apply to the Trust.

          (iii) The "TAX EVENT UPON MERGER" provisions of Section 5(b)(iii) will apply to the Counterparty and will apply to the Trust, provided that the Counterparty shall not be entitled to designate an Early Termination Date by reason of a Tax Event Upon Merger in respect of which it is the Affected Party.

          (iv) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to the Counterparty and will not apply to the Trust.

     (e) The "Automatic Early Termination" provision of Section 6(a) will not apply to the Counterparty and will not apply to the Trust.

     (f) Early Termination.

          (i) In the event that the Counterparty fails to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by the Counterparty, the Trust shall immediately notify GMAC LLC ("GMAC") of such failure to pay or deliver.

          (ii) Notwithstanding any other provision to the contrary in this Agreement, upon (A) the occurrence of a Designated Event (as defined in the Triparty Contingent Assignment Agreement among the Trust, the Counterparty and GMAC dated as of the date hereof (the "TRIPARTY AGREEMENT"), GMAC shall accede to rights and obligations equivalent to those set out herein in accordance with the terms of the Fallback Swap Agreement (as defined in the Triparty Agreement). If such a Designated Event has occurred, then upon (A) the effectiveness of the Fallback Swap Agreement (as defined in the Triparty Agreement) and (B) the payment by GMAC in a timely fashion of all Delinquent Payments (as defined in the Triparty Agreement), if any, (x) the Event of Default or Termination Event, if any, constituting such Designated Event shall be deemed to be cured on and as of the date of assignment and (y) no Early Termination Date may be designated as a result of such Designated Event. As of the Assignment Date (as defined in the Triparty Agreement) the Counterparty shall have no further liability hereunder (including in respect of rights, liabilities and duties accrued prior to the Assignment Date). Furthermore, any and all collateral posted by the Counterparty shall be returned to it within three Business Days of the Assignment Date and the Credit Support

Documents of the Counterparty and any other form of collateral arrangement (including letters of credit, surety bond or other guarantee) provided by or on behalf of the Counterparty shall terminate as of the Assignment Date.

          (iii) Section 6(b) is hereby amended by deleting the heading to such section and replacing it with the following words: "Early Termination Following Termination Event."

          (iv) Section 6(b)(ii) is hereby deleted and the following shall be inserted in its place:

               "(1) If an Illegality, a Tax Event or a Tax Event Upon Merger occurs, if the Counterparty is the Affected Party it will, and if the Trust is the Affected Party it may request the Counterparty to (and the Counterparty upon notice thereof will), use its best efforts (provided that using its best efforts will not require the Counterparty to incur any loss, excluding immaterial, incidental expenses) to transfer prior to the 20th day following the occurrence of such event (the "TRANSFER CUT-OFF DATE"), all of its rights and obligations under this Agreement in respect of Affected Transactions to another of its offices or Affiliates or third party so that such Termination Event ceases to exist.

               If the Counterparty is not able to make such a transfer it will give notice to the Trust to that effect prior to the Transfer Cut-Off Date.

               Any such transfer under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the Trust, which consent will not be withheld if the Trust's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed and may not be refused if it is pursuant to the Triparty Agreement.

               (2) No transfer or substitution pursuant to this Section 6(b)(ii) shall occur unless (x) with respect to a Tax Event Upon Merger, the Rating Agency Condition has been satisfied and (y) with respect to an Illegality and a Tax Event, the position of the Trust would otherwise not materially be prejudiced under this Agreement or any Confirmation (it being understood that it shall be the responsibility of the Trust to verify such matters prior to the occurrence of such transfer or substitution)."

          (v) Section 6(b)(iii) shall hereby be amended by replacing the words "within 30 days" with the words "by the Transfer Cut-Off Date (as defined above)."

          (vi) Section 6(b)(iv) is hereby deleted and the following shall be inserted in its place:

               "Early Termination.

               If a Termination Event has occurred and a transfer under Section 6(b)(ii) (other than a transfer with respect to a Tax Event Upon Merger) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions by the Transfer Cut-Off Date, an Early Termination Date in respect of all outstanding Swap Transactions will occur immediately."

     (g) Payments on Early Termination. For the purpose of Section 6(e) of this
Agreement:

          (i) Market Quotation will apply, provided, however, that, in the event that the Counterparty is (x) the Affected Party in respect of an Additional Termination Event or a Tax Event Upon Merger or (y) the Defaulting Party in respect of any Event of Default, and GMAC is unable to accede to the rights and obligations of the Counterparty pursuant to the terms of the Triparty Agreement, then the following provisions will apply:

               (A) The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

                    "MARKET QUOTATION" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is a Substitute Swap Provider,
                    (2) for an amount that would be paid to the Trust (expressed as a negative number) or by the Trust (expressed as a positive number) in consideration of an agreement between the Trust and such Reference Market-maker to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

               (B) The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

                    "SETTLEMENT AMOUNT" means, with respect to any Early Termination Date, an amount (as determined by the Trust) equal to:

                    (a) If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by the Trust so as to become legally binding on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated, or such later day as the Trust may specify in writing to the Counterparty, but in either case no later than one Local Business Day prior to the Early Termination Date (such day, the "Latest Settlement Amount Determination Day"), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

                    (b) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by the Trust so as to become legally binding and one or more Market Quotations from Approved Replacements have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); or

                    (c) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by the Trust so as to become legally binding and no Market Quotation from an Approved Replacement remains capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Trust's Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

               (C) If the Trust requests the Counterparty in writing to obtain Market Quotations, the Counterparty shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

               (D) If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                    "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) the Trust shall pay to the Counterparty an amount equal to the absolute value of the

                    Settlement Amount in respect of the Terminated Transactions,
                    (II) the Trust shall pay to the Counterparty the Termination Currency Equivalent of the Unpaid Amounts owing to the Counterparty and (III) the Counterparty shall pay to the Trust the Termination Currency Equivalent of the Unpaid Amounts owing to the Trust; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with
                    Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by the Counterparty under the immediately preceding clause (III) shall not be netted-off against any amount payable by the Trust under the immediately preceding clause (I)."

               (E) At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations from Approved Replacements remain capable of becoming legally binding upon acceptance, the Trust shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotation shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotation is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

               (F) If an amount calculated as being due in respect of an Early Termination Date under Section 6(e) of this Agreement is an amount to be paid by the Trust to the Counterparty then, notwithstanding the provisions of Section 6(d)(ii) of this Agreement, such amount will be payable on the first Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii); provided that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, then the payment will be payable on the date determined in accordance with Section 6(d)(ii).

          (ii) The Second Method will apply.

     (h) "TERMINATION CURRENCY" means United States Dollars.

     (i) Timing of Payments by the Trust upon Early Termination. Notwithstanding anything to the contrary in Section 6(d)(ii), to the extent that all or a portion (in either case, the "UNFUNDED AMOUNT") of any amount that is calculated as being due in respect of any Early Termination Date under Section 6(e) from the Trust to the Counterparty will be paid by the Trust from amounts other than any upfront payment paid to the Trust by a Substitute Swap Provider that has entered a Replacement Transaction with the Trust, then such Unfunded Amount shall be due on the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with
Section 6(d)(ii), and on any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.

PART 2. TAX REPRESENTATIONS

     (a) Tax Representations.

          (i) Payer Tax Representations. For the purpose of Section 3(e), each of the Counterparty and the Trust makes the following representation:

               It is not required by any applicable law, as modified by the practice of any Relevant Jurisdiction, to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f);
               (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) and (iii) the satisfaction of the agreement of the other party contained in
               Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

          (ii) Payee Tax Representations.

               (A) TRUST REPRESENTATION. For the purpose of Section 3(f) of this Agreement, the Trust makes the following representations:

                    It is a statutory trust organized or formed under the laws of the State of Delaware.

                    It is (A) a "United States person" as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "CODE"), or (B) wholly-owned by a "United States person" and disregarded as an entity separate from its owner for U.S. federal tax purposes.

               (B) COUNTERPARTY REPRESENTATION. For the purpose of Section 3(f), the Counterparty makes the following representations:

                    It is a corporation duly organized and validly existing under the laws of the State of Delaware.

     (b) Tax Provisions.

          (i) GROSS UP. Section 2(d)(i)(4) shall not apply to the Trust as X, and Section 2(d)(ii) shall not apply to the Trust as Y, in each case such that the Trust shall not be required to pay any additional amounts referred to therein.

          (ii) INDEMNIFIABLE TAX. The definition of "Indemnifiable Tax" in
Section 14 is deleted in its entirety and replaced with the following:

               "INDEMNIFIABLE TAX" means, in relation to payments by the Counterparty, any Tax and, in relation to payments by the Trust, no Tax.

PART 3. AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii), each party agrees to deliver the following documents, as applicable:

     (a) Tax forms, documents or certificates to be delivered are:

PARTY REQUIRED TO DELIVER                               DATE BY WHICH TO BE
DOCUMENT                    FORM/DOCUMENT/CERTIFICATE   DELIVERED
-------------------------   -------------------------   -------------------
Counterparty and Trust      IRS Form W-9 (or any        Promptly upon execution
                            successor form).            of this Agreement, and
                                                        promptly upon learning
                                                        that any form previously
                                                        provided by the party
                                                        has become obsolete or
                                                        incorrect.

     (b) Other documents to be delivered are:

PARTY REQUIRED TO DELIVER   FORM/DOCUMENT/              DATE BY WHICH TO BE        COVERED BY SECTION
DOCUMENT                    CERTIFICATE                 DELIVERED                  3(D) REPRESENTATION
-------------------------   --------------              -------------------        -------------------
Counterparty and Trust      Certificate or other        At or promptly following   Yes
                            documents evidencing the    the execution of this
                            authority of the party to   Agreement, and, if a
                            enter into this Agreement   Confirmation so requires
                            and the persons acting on   it, on or before the
                            behalf of such party.       date set forth therein.

PARTY REQUIRED TO DELIVER   FORM/DOCUMENT/              DATE BY WHICH TO BE        COVERED BY SECTION
DOCUMENT                    CERTIFICATE                 DELIVERED                  3(D) REPRESENTATION
-------------------------   --------------              -------------------        -------------------
Counterparty and Trust      A legal opinion, in the     At or promptly following   No
                            form reasonably             the execution of this
                            acceptable to the other     Agreement, but in no
                            party.                      event shall be later
                                                        than 10 days after the
                                                        date hereof.

Trust                       The Trust Sale and          At or promptly following   Yes
                            Servicing Agreement and     the execution of this
                            all other documents to be   Agreement.
                            executed by the Trust as
                            contemplated thereby.

PART 4. MISCELLANEOUS

     (a) Addresses for Notices. For purpose of Section 12(a):

          (i) Address for notices or communications to the Trust:

               Address:          c/o HSBC Bank USA, National Association
                                 as Owner Trustee
                                 10 East 40th Street, 14th Floor
                                 New York, NY 10016

               Facsimile No.:    (212) 525-1367
               Telephone No.:    (212) 525-1300

               with a copy to:

               Address:          GMAC LLC
                                 200 Renaissance Center, 12th Floor
                                 Detroit, Michigan 48265
               Attention:        Director - Securitization and Cash Management
               Facsimile No.:    (313) 665-6351
               Telephone No.:    (313) 665-6274

                                 For all purposes.

          (ii) Address for notices or communications to the Counterparty:

               Address:          Lehman Brothers Special Financing Inc.
                                 c/o Lehman Brothers Inc.
                                 Corporate Advisory Division
                                 Transaction Management Group
                                 745 Seventh Avenue
                                 New York, New York 10019
               Attention:        Documentation Manager
               Telephone No.:    (212) 526-7187
               Facsimile No.:    (212) 526-7672

                                 For all purposes.

     (b) Notices. Section 12(a)(iv) of this Agreement shall be deleted in its entirety and replaced with the following:

          "(iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted, provided, however, it is understood that, if feasible, a party shall first attempt to send notice by overnight couriers before attempting to send notice by certified or registered mail; or,"

     (c) Process Agent. For the purpose of Section 13(c) of this Agreement:

          The Counterparty appoints as its Process Agent: Not applicable.

          The Trust appoints as its Process Agent: Not applicable.

     (d) Offices. The provisions of Section 10(a) will apply to this Agreement.

     (e) Multibranch Party. For the purpose of Section 10(c) of this Agreement:

          The Counterparty is not a Multibranch Party.

          The Trust is not a Multibranch Party.

     (f) "CALCULATION AGENT" means, unless otherwise designated by a Confirmation for a particular Swap Transaction, GMAC. All calculations by the Calculation Agent shall be made in good faith and through the exercise of the Calculation Agent's commercially reasonable judgment. All such calculations shall be final and binding upon the Counterparty and the Trust absent manifest error. Upon the request of the Counterparty, the Trust shall provide the Counterparty with such information as is reasonably necessary to enable the Counterparty to confirm the accuracy of such calculations.

     (g) Credit Support Provider. Details of any Credit Support Provider:

          The Counterparty: LBHI so long as any subsidiary of LBHI is the Counterparty or any other guarantor, if applicable, under an Eligible Guarantee.

          The Trust: Not applicable.

     (h) Credit Support Document. Details of any Credit Support Document:

          The Counterparty: (i) The guaranty of LBHI or any Eligible Guarantee and (ii) the Credit Support Annex entered into between the Counterparty and the Trust (the "CREDIT SUPPORT ANNEX"), which supplements, forms part of, and is subject to this Agreement.

          The Trust: Not applicable.

     (i) GOVERNING LAW; JURISDICTION. THIS AGREEMENT AND EACH CONFIRMATION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     (j) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Transaction.

     (k) Netting of Payments. Section 2(c)(ii) will apply to any amounts payable with respect to Transactions hereunder from the date of this Agreement.

     (l) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement, provided, however, that the Trust shall be deemed to have no Affiliates for purposes of this Agreement, and provided, further that with respect to the Counterparty, such definition shall be understood to exclude Lehman Brothers Derivatives Products, Inc. and Lehman Brothers Financial Products Inc.

PART 5. OTHER PROVISIONS

     (a) ISDA Definitions. Except as otherwise defined in this Schedule or a Confirmation, this Agreement and each Swap Transaction are subject to the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc., the "DEFINITIONS"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendments to the Definitions subsequent to the date hereof. The provisions of the Definitions are incorporated by reference in, and shall be deemed a part of, this Agreement, except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement, and (ii) references to a "Transaction" in this Agreement shall be deemed references to a "Swap Transaction" for purposes of the Definitions. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Agreement, such Confirmation will prevail for the purpose of the relevant Transaction.

     (b) Other Swaps. The Trust agrees that it has not and will not enter into any other swap transactions after the date hereof which provide for payments upon termination that are senior to or pari passu with any payment due under any Confirmation.

     (c) Single Agreement. Section 1(c) is hereby amended by the adding the words "including, for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

     (d) Local Business Day. The definition of Local Business Day in Section 14 is hereby amended by the addition of the words "or any Credit Support Document" after "Section 2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

     (e) Transfer.

          (i) Section 7 is hereby amended by adding the following provision:
"provided however, that, the Counterparty may assign its rights and obligations under this Agreement, in whole but not in part, (1) to any Affiliate of LBHI effective upon delivery to the Trust of the guarantee by LBHI, in favor of the Trust, of the obligations of such Affiliate, such guarantee to be identical to the guarantee then in effect of the obligations of the transferor (except for the name, address and the jurisdiction of the guarantor) or that otherwise satisfies the Rating Agency Condition, or (2) to any entity with the same or higher long-term senior unsecured debt rating (as determined by S&P or Moody's) as LBHI at the time of such transfer, in each case provided that the transferee satisfies the definition of Substitute Swap Provider. In the event of such a transfer, this Agreement shall be replaced with an agreement having identical terms except that the Counterparty shall be replaced as a counterparty or with an agreement that otherwise satisfies the Rating Agency Condition. Notwithstanding the foregoing, any assignment hereunder shall not be permitted if, as a result thereof, a payment becomes subject to any deduction or withholding for or on account of any Tax which would not have arisen had such assignment not been effected or such transfer would cause an Event of Default or Termination Event to occur. The Counterparty will provide prior written notice to the Trust and each Rating Agency of any such assignment. If an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer, the Trust shall, at the Counterparty's written request and at the Counterparty's expense, take any reasonable steps required to be taken by it to effect such transfer."

          (ii) All collateral posted by the Counterparty pursuant to the Credit Support Annex shall be returned to the Counterparty within three (3) Business Days upon the assumption by a Substitute Swap Provider of all of the Counterparty's obligations hereunder.

     (f) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following Subparagraph:

          (g) ELIGIBLE CONTRACT PARTICIPANT. It is an "eligible contract participant" as that term is defined in Section 1a(12) of the Commodity Exchange Act, as amended by the Commodity Futures Modernization Act of 2000, and it has entered into this Agreement and it is entering into the Transaction in connection with its line of business (including financial intermediation services) or the financing of its business; and the material terms of this Agreement and the Transaction have been individually tailored and negotiated.

     (g) Amendments. Section 9(b) of this Agreement is hereby amended by adding the following:

          ; provided, however, that no such amendments, modifications or waivers shall be effective until such time as the Trust has obtained the written affirmation of each of Moody's and S&P, who are then rating any securities issued by the Trust that such amendments, modifications or waivers shall not adversely affect the then current ratings of the Notes.

     (h) Confirmations. Each Confirmation supplements, forms part of, and will be read and construed as one with this Agreement.

     (i) Capitalized Terms. Each capitalized term used in this Agreement and not defined in this Agreement, the Confirmation or the Definitions shall have the meaning given such term in Appendix A to the Trust Sale and Servicing Agreement, dated as of June 20, 2007, among GMAC, as Servicer, Custodian and Seller, Wholesale Auto Receivables LLC, as Depositor, and SWIFT Master Auto Receivables Trust, as Issuing Entity (as amended, modified or supplemented from time to time in accordance with its terms). To the extent that a capitalized term in this Agreement is defined by reference to a related definition contained in the Trust Sale and Servicing Agreement, the Indenture, the Pooling and Servicing Agreement, the Swap Counterparty Rights Agreement, the Administration Agreement, the Trust Agreement and the Custodian Agreement (collectively, the "TRUST DOCUMENTS" and each, a "TRUST DOCUMENT"), for purposes of this Agreement only, such capitalized term shall be deemed to be amended only if the amendment of the term in a Trust Document relating to such capitalized term occurs with the prior written consent of the Counterparty.

     (j) No Set-Off. Without affecting the provisions of this Agreement requiring the calculation of certain net payment amounts, all payments under this Agreement will be made without set-off or counterclaims against amounts payable outside of this Agreement.

     (k) Liability to Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by HSBC Bank USA, National Association, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by HSBC Bank USA, National

Association but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall HSBC Bank USA, National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or the other Basic Documents. For all purposes of this Agreement, in the performance of any duties or obligations of the Trust or the Owner Trustee hereunder, the Owner Trustee shall be entitled to the benefits of the terms and provisions of the Trust Agreement.

     (l) Severability. In the event that any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions in the Agreement shall not in any way be affected or impaired. In the event that any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable, the parties will negotiate in good faith to replace the invalid, illegal or unenforceable provisions with valid provisions which will, as nearly as possible, give the originally intended legal and economic effect of the invalid, illegal or unenforceable provisions.

     (m) No-Petition. The Counterparty hereby agrees that it will not, prior to the date which is one year and one day after all Notes issued by the Trust pursuant to the Indenture have been paid in full, acquiesce, petition or otherwise invoke, or cause or encourage any Person, including the Trust, to invoke, the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for the Trust or any substantial part of the property of the Trust, or for the purpose of ordering the winding up or liquidation of the affairs of the Trust. Nothing herein shall prevent the Counterparty from participating in any such proceeding once commenced.

     (n) Sole Transactions. This Agreement relates solely to, and can be used solely for, the Transactions between the Trust and the Counterparty with Confirmations (the "CONFIRMATIONS") dated the date hereof and having reference numbers Global ID 3113968, Global ID 3116194 and Global ID 3116239.

     (o) Additional Definitions. As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

          "APPROVED REPLACEMENT" means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions (a),
(b), (c) and (e) of the definition of Permitted Transfer (as determined by the Trust in its sole discretion, acting in a commercially reasonable manner) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

          "ELIGIBLE GUARANTEE" means an unconditional and irrevocable guarantee of all present and future obligations of the Counterparty or a Substitute Swap Provider to the Counterparty under this Agreement that (a) is in a form identical to the guarantee of LBHI, or (b) is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by the Trust, and either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to the Trust under such guarantee will be subject to Tax collected by withholding or (B) such guarantee provides that, in the event that any of such guarantor's payments to the Trust are subject to Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by the Trust (free and clear of any Tax collected by withholding) will equal the full amount the Trust would have received had no such withholding been required.

          "ELIGIBLE GUARANTOR" means an entity that has credit ratings from Moody's and S&P that would result in a Moody's Joint Probability (as defined in the Confirmations) of at least "Aa3" and an S&P Joint Probability (as defined in the Confirmations) of at least "AA-".

          "FIRM OFFER" means (A) with respect to a Substitute Swap Provider, a quotation from such Substitute Swap Provider (i) in an amount equal to the actual amount payable by or to the Trust in consideration of an agreement between the Trust and such Substitute Swap Provider to replace the Counterparty as the counterparty to this Agreement by way of assignment or, if such assignment is not possible, an agreement between the Trust and such Substitute Swap Provider to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Substitute Swap Provider to replace the Counterparty as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Substitute Swap Provider upon acceptance by the Trust, and (B) with respect to an Eligible Guarantor, an offer by such Eligible Guarantor to provide an Eligible Guarantee that will become legally binding upon such Eligible Guarantor upon acceptance by the offeree.

          "PERMITTED TRANSFER" means a transfer by the Counterparty to a transferee (the "TRANSFEREE") of all, but not less than all, of the Counterparty's rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied:
(a) the Transferee is a Substitute Swap Provider, (b) the Counterparty and the Transferee are both "dealers in notional principal contracts" within the meaning of Treasury regulations section 1.1001-4 and as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under Section 2(d)(i)(4); (c) an Event of Default or Termination Event would not occur as a result of such transfer, (d) pursuant to a written instrument (the "TRANSFER AGREEMENT"), the Transferee acquires and assumes all rights and obligations of the Counterparty under this Agreement and the relevant Transaction, (e) the Trust shall have determined, in its sole discretion, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of the Counterparty's rights and obligations under this Agreement and all relevant Transactions; (f) the Counterparty will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction) and (g) Moody's has been given prior written notice of such transfer.

          "REPLACEMENT TRANSACTION" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for the Trust the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such

Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transactions, as determined by the Trust in its sole discretion, acting in a commercially reasonable manner.

          "SUBSTITUTE SWAP PROVIDER" means an entity (A) (i) that has credit ratings from Moody's and S&P that would result in a Moody's Joint Probability (as defined in the Confirmations) of at least "Aa3" and an S&P Joint Probability (as defined in the Confirmations) of at least "AA-" or (ii) the present and future obligations of which entity to the Trust under this Agreement are guaranteed pursuant to an Eligible Guarantee and (B) that has executed an Indemnification and Disclosure Agreement with the Depositor with respect to Item 1115(b) of Regulation AB.

     (p) Guarantee Demand. If the Counterparty fails to pay punctually any amounts under this Agreement, the Trust shall make the written demand for payment pursuant to the LBHI Guarantee or the Eligible Guarantee, as the case may be.

                                   * * * * * *

     IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.

                                        SWIFT MASTER AUTO RECEIVABLES TRUST

                                        By: HSBC BANK USA, NATIONAL
                                            ASSOCIATION, not in its
                                            individual capacity but solely as
                                            Owner Trustee on behalf of the Trust


                                        By: /s/ Elena Zheng
                                            ------------------------------------
                                        Name: Elena Zheng
                                        Title: Assistant Vice President


                                        LEHMAN BROTHERS SPECIAL FINANCING INC.


                                        By: /s/ Allyson M. Carine
                                            ------------------------------------
                                        Name: Allyson M. Carine
                                        Title: Authorized Signatory

(UNILATERAL FORM)                 (ISDA AGREEMENTS SUBJECT TO NEW YORK LAW ONLY)

                                     (ISDA(R)LOGO)
              INTERNATIONAL SWAPS AND DERIVATIVES ASSOCIATION, INC.

                              CREDIT SUPPORT ANNEX

                             to the Schedule to the

                                MASTER AGREEMENT

                            dated as of June 20, 2007

                                     between

   LEHMAN BROTHERS                     and                     SWIFT MASTER AUTO
SPECIAL FINANCING INC.                                         RECEIVABLES TRUST
      ("Party A")                                                 ("Party B")

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:

PARAGRAPH 1. INTERPRETATION

(a) DEFINITIONS AND INCONSISTENCY. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b) SECURED PARTY AND PLEDGOR. All references in this Annex to the "Secured Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

PARAGRAPH 2. SECURITY INTEREST

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

PARAGRAPH 3. CREDIT SUPPORT OBLIGATIONS

(a) DELIVERY AMOUNT. Subject to Paragraphs 4 and 5, upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor's Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "DELIVERY AMOUNT" applicable to the Pledgor for any Valuation Date will equal the amount by which:

     (i)  the Credit Support Amount

          exceeds

     (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b) RETURN AMOUNT. Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party's Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "RETURN AMOUNT" applicable to the Secured Party for any Valuation Date will equal the amount by which:

     (i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

     (ii) the Credit Support Amount.

"CREDIT SUPPORT AMOUNT" means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus
(ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

PARAGRAPH 4. CONDITIONS PRECEDENT, TRANSFER TIMING, CALCULATIONS AND
SUBSTITUTIONS

(a) CONDITIONS PRECEDENT. Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

     (i) no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

     (ii) no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b) TRANSFER TIMING. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c) CALCULATIONS. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(d)  SUBSTITUTIONS.

     (i) Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the "Substitute Credit Support"); and

     (ii) subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the "Substitution Date"); provided that the Secured Party only will be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

PARAGRAPH 5. DISPUTE RESOLUTION

If a party (a "Disputing Party") disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent and the other party (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of
(II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of
(II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

     (i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

          (A) utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

          (B) calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent's original calculations will be used for that Transaction (or Swap Transaction); and

          (C) utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

     (ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

PARAGRAPH 6. HOLDING AND USING POSTED COLLATERAL

(a) CARE OF POSTED COLLATERAL. Without limiting the Secured Party's rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b)  ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

     (i) GENERAL. Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a "Custodian") to hold Posted Collateral for the Secured Party. Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

     (ii) FAILURE TO SATISFY CONDITIONS. If the Secured Party or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

     (iii) LIABILITY. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c) USE OF POSTED COLLATERAL. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

     (i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

     (ii) register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d)  DISTRIBUTIONS AND INTEREST AMOUNT.

     (i) DISTRIBUTIONS. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

     (ii) INTEREST AMOUNT. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

PARAGRAPH 7. EVENTS OF DEFAULT

For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if:

     (i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

     (ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

     (iii) that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

PARAGRAPH 8. CERTAIN RIGHTS AND REMEDIES

(a) SECURED PARTY'S RIGHTS AND REMEDIES. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

     (i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

     (ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

     (iii) the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

     (iv) the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

(b) PLEDGOR'S RIGHTS AND REMEDIES. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

     (i) the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

     (ii) the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

     (iii) the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

     (iv) to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

          (A) Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

          (B) to the extent that the Pledgor does not Set-off under (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c) DEFICIENCIES AND EXCESS PROCEEDS. The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d) FINAL RETURNS. When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

PARAGRAPH 9. REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

     (i) it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

     (ii) it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

     (iii) upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

     (iv) the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

PARAGRAPH 10. EXPENSES

(a) GENERAL. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b) POSTED CREDIT SUPPORT. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party's rights under Paragraph 6(c).

(c) LIQUIDATION/APPLICATION OF POSTED CREDIT SUPPORT. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

PARAGRAPH 11. MISCELLANEOUS

(a) DEFAULT INTEREST. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) FURTHER ASSURANCES. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c) FURTHER PROTECTION. The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

(d) GOOD FAITH AND COMMERCIALLY REASONABLE MANNER. Performance of all obligations under this Annex including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e) DEMANDS AND NOTICES. All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f) SPECIFICATIONS OF CERTAIN MATTERS. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

PARAGRAPH 12. DEFINITIONS

As used in this Annex:--

"CASH" means the lawful currency of the United States of America.

"CREDIT SUPPORT AMOUNT" has the meaning specified in Paragraph 3.

"CUSTODIAN" has the meaning specified in Paragraphs 6(b)(i) and 13.

"DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a).

"DISPUTING PARTY" has the meaning specified in Paragraph 5.

"DISTRIBUTIONS" means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"ELIGIBLE COLLATERAL" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"ELIGIBLE CREDIT SUPPORT" means Eligible Collateral and Other Eligible Support.

"EXPOSURE" means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"INDEPENDENT AMOUNT" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"INTEREST AMOUNT" means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

     (x)  the amount of that Cash on that day; multiplied by

     (y)  the Interest Rate in effect for that day; divided by

     (z)  360.

"Interest Period" means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

"INTEREST RATE" means the rate specified in Paragraph 13.

"LOCAL BUSINESS DAY", unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under this Annex.

"MINIMUM TRANSFER AMOUNT" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"NOTIFICATION TIME" has the meaning specified in Paragraph 13.

"OBLIGATIONS" means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

"OTHER ELIGIBLE SUPPORT" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"OTHER POSTED SUPPORT" means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

"PLEDGOR" means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

"POSTED COLLATERAL" means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8. Any Interest

Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

"POSTED CREDIT SUPPORT" means Posted Collateral and Other Posted Support.

"RECALCULATION DATE" means the Valuation Date that gives rise to the dispute under Paragraph 5; provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"RESOLUTION TIME" has the meaning specified in Paragraph 13.

"RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

"SECURED PARTY" means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

"SPECIFIED CONDITION" means, with respect to a party, any event specified as such for that party in Paragraph 13.

"SUBSTITUTE CREDIT SUPPORT" has the meaning specified in Paragraph 4(d)(i).

"SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

"THRESHOLD" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"TRANSFER" means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

     (i) in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

     (ii) in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

     (iii) in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

     (iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

"VALUATION AGENT" has the meaning specified in Paragraph 13.

"VALUATION DATE" means each date specified in or otherwise determined pursuant to Paragraph 13.

"VALUATION PERCENTAGE" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

"VALUATION TIME" has the meaning specified in Paragraph 13.

"VALUE" means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

     (i)  Eligible Collateral or Posted Collateral that is:

          (A)  Cash, the amount thereof; and

          (B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

     (ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

     (iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

PARAGRAPH 13. ELECTIONS AND VARIABLES

(a) SECURITY INTEREST FOR "OBLIGATIONS." The term "Obligations" as used in this Annex includes no additional obligations with respect to Party A or Party B.

(b)  CREDIT SUPPORT OBLIGATIONS.

     (i) "DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a), except that the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" shall be deleted and replaced by the words "on each Valuation Date." For the purposes only of calculating the Delivery Amount, the Credit Support Amount shall be equal to the greater of amounts determined pursuant to (1) clause (x) in the definition of the term Credit Support Amount and (2) clause (y) in the definition of the term Credit Support Amount; provided that if only one Rating Agency is rating the Notes at such time, then for the purposes only of calculating the Delivery Amount in such instance, the term Credit Support Amount shall not include any provisions that pertain to the Rating Agency not then rating the Notes.

     (ii) "RETURN AMOUNT" has the meaning specified in Paragraph 3(b). For the purposes only of calculating the Return Amount, the Credit Support Amount shall be equal to the lesser of amounts determined pursuant to
          (1) clause (x) in the definition of the term Credit Support Amount and
          (2) clause (y) in the definition of the term Credit Support Amount; provided that if only one Rating Agency is rating the Notes at such time, then for the purposes only of calculating the Return Amount in such instance, the term Credit Support Amount shall not include any provisions that pertain to the Rating Agency not then rating the Notes.

     (iii) "CREDIT SUPPORT AMOUNT" means, so long as each Rating Agency is rating the Notes, (x) the amount required under Paragraph 13(o) (as long as an S&P First Trigger Event (as such term is defined in Paragraph 13(n)(viii) below) has occurred and is continuing for 30 days or an S&P Second Trigger Event (as such term is defined in Paragraph 13(n)(viii) below) has occurred and is continuing for ten Local Business Days; or (y) the amount required under Paragraph 13(p) (as long as a Moody's First Trigger Event or a Moody's Second Trigger Event, as such terms are defined in Paragraph 13(n)(iii) below has occurred and is continuing for 30 days), in each case as calculated on a daily basis by the Valuation Agent. The Credit Support Amount shall be calculated by reference to the provisions set forth in this Annex which would result in Party A transferring the greatest amount of Eligible Credit Support to Party B.

     (iv) ELIGIBLE COLLATERAL. The following items of collateral will qualify as "Eligible Collateral":

       [MOODY'S PERCENTAGES ARE FROM TABLE 5C OF MOODY'S HEDGE FRAMEWORK]

                                  VALUATION PERCENTAGE   VALUATION PERCENTAGE   VALUATION PERCENTAGE   VALUATION PERCENTAGE
                                    FOR MOODY'S FIRST     FOR MOODY'S SECOND        FOR S&P FIRST         FOR S&P SECOND
                                     TRIGGER CREDIT         TRIGGER CREDIT         TRIGGER CREDIT         TRIGGER CREDIT
                                     SUPPORT AMOUNT         SUPPORT AMOUNT         SUPPORT AMOUNT         SUPPORT AMOUNT
                                  --------------------   --------------------   --------------------   --------------------
(A) U.S. Dollar Cash.                     100%                   100%                   100%                    80%

(B) EURO Cash.                            98%                     94%                   95.1%                   76.1

(C) Sterling Cash.                        98%                     95%                   96.1%                   76.9

(D) U.S. Treasury Securities:             100%                   100%                   98.9%                   79.1
negotiable debt obligations
issued by the U.S. Treasury
Department ("Treasuries")
having a fixed rate and a
remaining maturity of 1 year
or less.

(E) Treasuries having a fixed             100%               99% (1-2 yr)            98.% (1-2yr)           78.4% (1-2yr)
and a remaining maturity of                                  98% (2-3 yr)           98% (2-3 yr)           78.4% (2-3 yr)
greater than 1 year but not                                  97% (3-5 yr)           98% (3-5 yr)           78.4% (3-5 yr)
more than 10 years.                                          96% (5-7 yr)          93.7% (5-7 yr)          75.0% (5-7 yr)
                                                             94% (7-10 yr)         92.6% (7-10 yr)        74.1% (7-10 yr)

(F) Treasuries having a fixed             100%              90% (10-20 yr)         91.1% (10-20 yr)       72.9% (10-20 yr)
rate and a remaining maturity                                88%( >20 yr)          88.6% ( > 20 yr)       70.9% ( > 20 yr)
of greater than 10 years.

(G) Treasuries having a                   100%                    99%                   98.9%                  79.1%
floating rate.

(H) Agency Securities:                    100%                    99%                   98.5%                   78.8
negotiable debt obligations of
the Federal National Mortgage
Association (FNMA), Federal
Home Loan Mortgage Corporation
(FHLMC), Federal Home Loan
Banks (FHLB), Federal Farm
Credit Banks (FFCB), Student
Loan Marketing Association
(SLMA), Tennessee Valley
Authority (TVA) (collectively,
"Agency Securities") having a
fixed rate and a remaining
maturity of 1 year or less.

(I) Agency Securities having              100%               99% (1-2 yr)           98% (1-2 yr)           78.4% (1-2 yr)
a fixed rate and a remaining                                 98% (2-3 yr)           98% (2-3 yr)           78.4% (2-3 yr)
maturity of greater than 1                                   96% (3-5 yr)           98% (3-5 yr)           78.4% (3-5 yr)
year but not more than 5 years.

(J) Agency Securities having              100%               93% (5-7 yr)          92.6% (5-7 yr)          74.1% (5-7 yr)
a fixed rate and a remaining                                 93% (7-10 yr)         92.6% (7-10 yr)        74.1% (7-10 yr)
maturity of greater than 5
years but not more than 10
years.

(K) Agency Securities having              100%              89% (10-20 yr)        87.7% (10-20 yr)        70.2% (10-20 yr)
fixed rate and a remaining                                   87%( > 20 yr)        84.4% ( > 20 yr)        67.5% ( > 20 yr)
maturity of

                                  VALUATION PERCENTAGE   VALUATION PERCENTAGE   VALUATION PERCENTAGE   VALUATION PERCENTAGE
                                    FOR MOODY'S FIRST     FOR MOODY'S SECOND        FOR S&P FIRST         FOR S&P SECOND
                                     TRIGGER CREDIT         TRIGGER CREDIT         TRIGGER CREDIT         TRIGGER CREDIT
                                     SUPPORT AMOUNT         SUPPORT AMOUNT         SUPPORT AMOUNT         SUPPORT AMOUNT
                                  --------------------   --------------------   --------------------   --------------------
greater than 10 years but not
more than 30 years.

(L) Agency Securities having              100%                    98%                   98.5%                  78.8%
a floating rate.

(M) Euro-Zone Government                  98%                     94%                   98.8%                   79%
Bonds (Rated Aa3 or Above by
Moody's and AAA or Above by
S&P) ("Euro-Zone Bonds")
having a fixed rate and a
remaining maturity of 1 year
or less.

(N) Euro-Zone Bonds having a              98%                93% (1-2 yr)          97.9% (1-2 yr)          78.3% (1-2 yr)
fixed rate and a remaining                                   92% (2-3 yr)          96.9% (2-3 yr)          77.5% (2-3 yr)
maturity of greater than 1                                   90% (3-5 yr)          95.2% (3-5 yr)          76.2% (3-5 yr)
year but not more than 5 years.

(O) Euro-Zone Bonds having a              98%                89% (5-7 yr)          88.7% (5-7 yr)          71.0% (5-7 yr)
fixed rate and a remaining                                   88% (7-10 yr)         87.0% (7-10 yr)        69.6% (7-10 yr)
maturity of greater than 5
years but no more than 10
years.

(P) Euro-Zone Bonds having a              98%               84% (10-20 yr)        75.5% (10-20 yr)      60.4% (10-20yr)
fixed rate and a remaining                                   82% (>20 yr)
maturity of greater than 10
years.

(Q) Euro-Zone Bonds having a              98%                     93%                   98.8%                   79%
floating rate.

(R) Other. Other items of          % to be determined     % to be determined     % to be determined     % to be determined
Credit Support approved by
each applicable Rating Agency
in writing with such Valuation
Percentages as determined by
each applicable Rating Agency.

     (v) There shall be no "Other Eligible Support" for Party A for purposes of this Annex.

     (vi) Thresholds.

          (A)  "Independent Amount" means with respect to Party A: Not
               Applicable.

               "Independent Amount" means with respect to Party B:
               Not Applicable.

          (B) "Threshold" means with respect to Party A and any Valuation Date, zero, if (1) a Moody's First Trigger Event or a Moody's Second Trigger Event has occurred and has been continuing for at least 30 days or (2)(x) an S&P First Trigger Event has occurred and has been continuing for at least 30 days or (y) an S&P Second Trigger Event has occurred and has been continuing for at least ten Local Business Days; otherwise, infinity.

               "Threshold" means with respect to Party B: Infinity.

          (C)  "Minimum Transfer Amount" means with respect to Party A:
               $100,000.

               "Minimum Transfer Amount" means with respect to Party B:
               $100,000.

               Provided however, that the Minimum Transfer Amount with respect to both Party A and Party B shall be reduced to $50,000, if the aggregate outstanding principal amount of the Notes is less than $50,000,000.

          (D) Rounding. The Delivery Amount will be rounded up and the Return Amount will be rounded down to the nearest integral multiple of $10,000.00, respectively.

(c)  VALUATION AND TIMING.

     (i)  "Valuation Agent" means Party A.

     "VALUATION DATE" MEANS, for purposes of each time that Party A is required to post collateral pursuant to Section 4 of the Confirmations, any Local Business Day.

     (iii) "Valuation Time" means:

          [ ] the close of business in the city of the Valuation Agent on the Valuation Date or date of calculation, as applicable;

          [X] the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable;

     provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

     (iv) "Notification Time" means 12:00 p.m. (noon), New York time, on a Local Business Day.

(d)  CONDITIONS PRECEDENT. No event shall constitute a "Specified Condition".

(e)  SUBSTITUTION.

     (i) "Substitution Date" means the Local Business Day in New York on which the Secured Party is able to confirm irrevocable receipt of the Substitute Credit Support, provided that (x) such receipt is confirmed before 3:00 p.m. (New York time) on such Local Business Day in New York and (y) the Secured Party has received, before 1:00 p.m. (New York time) on the immediately preceding Local Business Day in New York, the notice of substitution described in Paragraph 4(d)(i).

     (ii) Consent. The Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d) and shall give to the Secured Party not less than two (2) Local Business Days' notice thereof specifying the items of Posted Credit Support intended for substitution.

(f)  DISPUTE RESOLUTION.

     (i) "Resolution Time" means 12:00 p.m. (noon), New York time, on the Local Business Day following the date on which a notice is given that gives rise to a dispute under Paragraph 5.

     (ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated as follows: (i) for Cash, the product of (1) the amount of such Cash and (2) the applicable Valuation Percentage, and (ii) for each item of Eligible Collateral (except for Cash), an amount in U.S. dollars equal to the sum of (a)
          (i) the bid price for such security quoted on such day by a principal market-maker for such security selected in good faith by the Secured Party, multiplied by the applicable Valuation Percentage, or (ii) the most recent publicly available bid price for such security as reported by a quotation service or in a medium selected in good faith and in a commercially reasonable manner by the Secured Party, multiplied by the applicable Valuation Percentage; plus (b) the accrued interest on such Eligible Collateral (except to the extent paid to Party A pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in clause (a) above) as of such date.

     (iii) Alternative. The provisions of Paragraph 5 will apply provided the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)  HOLDING AND USING POSTED COLLATERAL.

     (i) Eligibility to Hold Posted Collateral; Custodians. Party B and its Custodian will be entitled to hold Posted Collateral, as applicable, pursuant to Paragraph 6(b); provided that the following conditions applicable to each party are satisfied:

          (A)  Party B, as the Secured Party, is not a Defaulting Party.

          (B) Party B hereby covenants and agrees that it will, subject to Paragraph 13(n)(xi), cause all Posted Collateral received from the other party to be entered in an Eligible Deposit Account with an Eligible Institution (as such terms are defined in Part I of Appendix A to the Trust Sale and Servicing Agreement) having assets of at least $10 billion, which account shall bear a title indicating the Secured Party's interest in said account and the Posted Collateral in such account. If otherwise qualified, the Secured Party or its Custodian may act as an Eligible Institution and may move such Eligible Deposit Account from one Eligible Institution to another upon reasonable notice to the Pledgor. The Secured Party or its Custodian shall cause notices or statements concerning the Posted Collateral transferred or delivered by the Pledgor to be sent to the Pledgor on request, which may not be made more frequently than once in each calendar month.

               In the event any Posted Collateral is held in an Eligible Deposit Account with an entity that not longer satisfies the requirements of an Eligible Institution or ceases to meet otherwise the requirements set forth in the first sentence of this Paragraph 13(g)(i)(B) (the "Custodian Ineligibility Event"), Party B hereby covenants and agrees that it will cause all such Posted Collateral to be entered in an Eligible Deposit Account with another entity that meets the requirements of an Eligible Institution and the requirements set forth in the first sentence of this Paragraph 13(g)(i)(B) within 60 days of the occurrence of the Custodian Ineligibility Event.

     Initially, the Custodian for Party B is: The Bank of New York Trust Company, N.A., as Indenture Trustee.

     (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Party B.

(h)  DISTRIBUTIONS AND INTEREST AMOUNT.

     (i) The "Interest Rate", with respect to Posted Collateral in the form of Cash, for any day, will be the rate opposite the caption "Federal funds (effective)" for such day as published by the Federal Reserve Publication H.15 (519) or any successor publication as published by the Board of Governors of the Federal Reserve System.

     (ii) The "Transfer of Interest Amount" will be made on each Distribution Date (as defined in the Series 2007-1 Indenture Supplement); provided that Party B shall not be obligated to so transfer any Interest Amount unless and until it has earned and received such interest.

     (iii) Alternative Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)  ADDITIONAL REPRESENTATIONS. None.

(j)  OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT. Not Applicable.

(k) DEMANDS AND NOTICES. All demands, specifications and notices made by a party to this Annex will be made to the following:

     If to Party A: As set forth in the Schedule.
     If to Party B: As set forth in the Schedule.

(l)  ADDRESSES FOR TRANSFERS.

     Party A: To be provided by Party B in writing in the notice to transfer. Party B: To be provided by Party B in writing in the notice to transfer.

(m)  RETURN OF FUNGIBLE SECURITIES.

     In lieu of returning to the Pledgor pursuant to Paragraphs 3(b), 4(d), 5 and 8(d) any Posted Collateral comprising securities the Secured Party may return Equivalent Collateral. "Equivalent Collateral" means, with respect to any security constituting Posted Collateral, a security of the same issuer and, as applicable, representing or having the same class, series, maturity, interest rate, principal amount or liquidation value and such other provisions as are necessary for that security and the security constituting Posted Collateral to be treated as equivalent in the market for such securities.

(n)  OTHER PROVISIONS.

     (i)  This Credit Support Annex is a Security Agreement under the New York
          UCC.

     (ii) Paragraph 1(b) of this Annex is amended by deleting it and restating it in full as follows:

          "(b) Secured Party and Pledgor. All references in this Annex to the "Secured Party" mean Party B, and all references in this Annex to the "Pledgor" mean Party A; provided, however, that if Other Posted Support is held by Party B, all references herein to the Secured Party with respect to that Other Posted Support will be to Party B as the beneficiary thereof and will not subject that support or Party B as the beneficiary thereof to provisions of law generally relating to security interests and secured parties."

     (iii) Paragraph 2 of this Annex is amended by deleting the first sentence thereof and restating that sentence in full as follows:

          "Party A, as the Pledgor, hereby pledges to Party B, as the Secured Party, as security for the Pledgor's Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder."

     (iv) EVENTS OF DEFAULT.

          Paragraph 7 shall be deleted and replaced in its entirety by the following paragraph:

          "For the purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Posted Credit Support or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after the notice of that failure is given to that party, except that (A) if such failure would constitute an Additional Termination Event under another provision of this Agreement and (B) no more than 30 days have elapsed since the last time that neither a Moody's First Trigger Event nor a Moody's Second Trigger Event has occurred and was continuing, then such failure shall be an Additional Termination Event and not an Event of Default".

     (v) Only Party A makes the representations contained in Paragraph 9 of this Annex.

     (vi) COSTS OF TRANSFER. Notwithstanding Paragraph 10, Party A will be responsible for, and will reimburse Party B for, all transfer and other taxes and other costs involved in the transfer of Eligible Credit Support either from Party A to Party B or from Party B to Party A and in maintaining Eligible Credit Support.

     (vii) Paragraph 12 of this Annex is amended by deleting the definitions of "Pledgor" and "Secured Party" and replacing them with the following:"

          " 'Secured Party' means Party B.

          'Pledgor' means Party A."

     (viii) Paragraph 12 is hereby amended by adding, in alphabetical order, the following:

          "Moody's" means Moody's Investors Service, Inc., or any successor to the rating business of such entity."

          "Moody's First Trigger Event" means that the Moody's Joint Probability (as defined in the Confirmations) is reduced below "Aa3" and no Substitute Swap Provider or Eligible Guarantee has been obtained or other credit arrangements have been entered into to assure performance by Party A of its obligations under the Agreement.

          "Moody's Second Trigger Event" means that the Moody's Joint Probability (as defined in the Confirmations) is reduced below "A3" and no Substitute Swap Provider or Eligible Guarantee has been obtained or other credit arrangements have been entered into to assure performance by Party A of its obligations under the Agreement.

          "S&P" means Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor to the rating business of such entity.

          "S&P First Trigger Event" means that the S&P Joint Probability (as defined in the Confirmations) is reduced below "AA-" and no Substitute Swap Provider or Eligible Guarantee has been obtained or other credit arrangements have been entered into to assure performance by Party A of its obligations under the Agreement.

          "S&P Second Trigger Event" means that the S&P Joint Probability (as defined in the Confirmations) is reduced below "A-" and no Substitute Swap Provider or Eligible Guarantee has been obtained or other credit arrangements have been entered into to assure performance by Party A of its obligations under the Agreement.

     (ix) The obligations of Party A, as Pledgor hereunder, to post Eligible Collateral for the benefit of Party B will only become effective if
          (1) an S&P First Trigger Event or an S&P Second Trigger Event has occurred and is continuing with respect to Party A and Party A has not satisfied the requirements of Section 4 of the relevant Confirmation within 30 days of the occurrence of such S&P First Trigger Event or within ten Local Business Days of the occurrence of such S&P Second Trigger Event, as applicable, or (2) a Moody's First Trigger Event or Moody's Second Trigger Event has occurred and is continuing with respect to Party A and Party A has not satisfied the requirements of
          Section 4 of the relevant Confirmation within 30 days of the occurrence of such Moody's First Trigger Event or Moody's Second Trigger Event.

     (x)  Security and Performance

          Eligible Collateral Transferred to the Secured Party constitutes security and performance assurance without which the Secured Party would not otherwise enter into and continue any and all Transactions.

     (xi) Holding Collateral

          The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account and to hold, record and identify all the Posted Collateral in such segregated account and, subject to Paragraph 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

     (xii) Calculation of Value.

          (A) For purposes of the calculation of "Value", the term "applicable Valuation Percentage" shall mean (i) as long as a Moody's First Trigger Event has occurred and is continuing for 30 days the valuation percentage set forth for the applicable collateral item in Paragraph 13(b)(iv) under the heading "Valuation Percentage for Moody's First Trigger Credit Support Amount" ("Moody's First Trigger Valuation Percentage"); (ii) as long as a Moody's Second Trigger Event has occurred and is continuing for 30 days the valuation percentage set forth for the applicable collateral item in Paragraph 13(b)(iv) under the heading "Valuation Percentage for Moody's Second Trigger Credit Support Amount" ("Moody's Second Trigger Valuation Percentage"); (iii) as long as an S&P First Trigger Event has occurred and is continuing for 30 days the valuation percentage set forth for the applicable collateral item in Paragraph 13(b)(iv) under the heading "Valuation Percentage for S&P First Trigger Credit Support Amount" ("S&P First Trigger Valuation Percentage") and (iv) as long as an S&P Second Trigger Event has occurred and is continuing for ten Local Business Days the valuation percentage set forth for the applicable collateral item in Paragraph 13(b)(iv) under the heading "Valuation Percentage for S&P Second Trigger Credit Support Amount" ("S&P Second Trigger Valuation Percentage"). For the avoidance of doubt, the applicable Valuation Percentage shall be the lowest of (i) Moody's First Trigger Valuation Percentage, (ii) Moody's Second Trigger Valuation Percentage, (iii) S&P First Trigger Valuation Percentage and (iv) S&P Second Trigger Valuation Percentage; provided that if only one Rating Agency is rating the Notes at such time, the calculation of Value shall not include any Valuation Percentage that pertains to the Rating Agency not then rating the Notes.

          (B) Clause (i)(A) of the definition of "Value" is hereby amended by adding the words "multiplied by the applicable Valuation Percentage" after the words "the amount thereof" and before the semicolon.

     (o) S&P CREDIT SUPPORT AMOUNT. The "Credit Support Amount" shall mean with respect to Party A, so long as S&P rates the Notes, on a Valuation Date, the greater of the S&P First Trigger Credit Support Amount and the S&P Second Trigger Credit Support Amount.

          "S&P FIRST TRIGGER CREDIT SUPPORT AMOUNT" MEANS, FOR any Valuation Date, the excess, if any, of:

          (I) (A) for any Valuation Date on which an S&P First Trigger Event has occurred and has been continuing for at least 30 days, an amount equal to the Secured Party's Exposure, or

               (B) for any other Valuation Date, zero, over

          (II) the Threshold for Party A for such Valuation Date.

          "S&P SECOND TRIGGER CREDIT SUPPORT AMOUNT" MEANS, for any Valuation Date, the excess, if any, of:

          (I) (A) for any Valuation Date on which an S&P Second Trigger Event has occurred and has been continuing for at least ten Local Business Days, an amount equal to 125% of the Secured Party's Exposure; or

               (B) for any other Valuation Date, zero; over

          (II) The Threshold for Party A for such Valuation Date.

(p) MOODY'S CREDIT SUPPORT AMOUNT. The "Credit Support Amount" shall mean with respect to Party A, so long as Moody's rates the Notes, on a Valuation Date, the greater of the Moody's First Trigger Credit Support Amount and the Moody's Second Trigger Credit Support Amount.

          "MOODY'S FIRST TRIGGER CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

          (I) (A) for any Valuation Date on which a Moody's First Trigger Event has occurred and has been continuing for at least 30 days, an amount equal to the greater of (a) zero and (b) the sum of Party B's aggregate Exposure for all Transactions and the aggregate of Moody's Additional Collateralized Amounts for each Transaction.

               For the purposes of this definition, the "MOODY'S ADDITIONAL COLLATERALIZED AMOUNT" with respect to any Transaction shall mean the product of the applicable Moody's First Trigger Factor set forth in Table A and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

               (B) for any other Valuation Date, zero, over

          (II) the Threshold for Party A for such Valuation Date.

          "MOODY'S SECOND TRIGGER CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

          (III) (A) for any Valuation Date on which a Moody's Second Trigger Event has occurred and has been continuing for at least 30 days, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the Next Payments for all Next Payment Dates and (c) the sum of Party B's aggregate Exposure and the aggregate of Moody's Additional Collateralized Amounts for each Transaction.

               For the purposes of this definition, the "MOODY'S ADDITIONAL COLLATERALIZED AMOUNT" with respect to any Transaction shall mean:

               if such Transaction is not a Transaction-Specific Hedge,

               the product of the applicable Moody's Second Trigger Factor set forth in Table B and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

               if such Transaction is a Transaction-Specific Hedge,

               the product of the applicable Moody's Second Trigger Factor set forth in Table C and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

               (B) for any other Valuation Date, zero, over

          (IV) the Threshold for Party A for such Valuation Date.

          "NEXT PAYMENT" means, in respect of each Next Payment Date, the greater of (i) the amount of any payments due to be made by Party A under Section 2(a) on such Next Payment Date less any payments due to be made by Party B under Section 2(a) on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c)) and (ii) zero.

          "NEXT PAYMENT DATE" means each date on which the next scheduled payment under any Transaction is due to be paid.

          "TRANSACTION-SPECIFIC HEDGE" means any Transaction that is a cap, floor, swaption, or interest rate swap, or a Transaction in respect of which (x) the notional amount of the swap is balance guaranteed or (y) the notional amount of the Transaction for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

TABLE A [SOURCE: TABLE 4A-2 OF MOODY'S HEDGE FRAMEWORK]

                                                       MOODY'S FIRST TRIGGER
REMAINING WEIGHTED AVERAGE                         FACTORS FOR SINGLE CURRENCY
LIFE OF HEDGE IN YEARS                                        HEDGES
--------------------------                         ----------------------------
1 year or less                                                 0.15%
Greater than 1 year but not more than 2 years                  0.30%
Greater than 2 years but not more than 3 years                 0.40%
Greater than 3 years but not more than 4 years                 0.60%
Greater than 4 years but not more than 5 years                 0.70%
Greater than 5 years but not more than 6 years                 0.80%
Greater than 6 years but not more than 7 years                 1.00%
Greater than 7 years but not more than 8 years                 1.10%
Greater than 8 years but not more than 9 years                 1.20%
Greater than 9 years but not more than 10 years                1.30%
Greater than 10 years but not more than 11 years               1.40%
Greater than 11 years but not more than 12 years               1.50%
Greater than 12 years but not more than 13 years               1.60%
Greater than 13 years but not more than 14 years               1.70%
Greater than 14 years but not more than 15 years               1.80%
Greater than 15 years but not more than 16 years               1.90%
Greater than 16 years but not more than 17 years               2.00%
Greater than 17 years but not more than 18 years               2.00%
Greater than 18 years but not more than 19 years               2.00%
Greater than 19 years but not more than 20 years               2.00%
Greater than 20 years but not more than 21 years               2.00%
Greater than 21 years but not more than 22 years               2.00%
Greater than 22 years but not more than 23 years               2.00%
Greater than 23 years but not more than 24 years               2.00%
Greater than 24 years but not more than 25 years               2.00%
Greater than 25 years but not more than 26 years               2.00%
Greater than 26 years but not more than 27 years               2.00%
Greater than 27 years but not more than 28 years               2.00%
Greater than 28 years but not more than 29 years               2.00%
30 years or more                                               2.00%

TABLE B [Source: Table 4B-2 of Moody's Hedge Framework]

                                                      MOODY'S SECOND TRIGGER
                                                   FACTORS FOR SINGLE CURRENCY
REMAINING WEIGHTED AVERAGE LIFE OF                      HEDGES THAT ARE NOT
HEDGE IN YEARS                                      TRANSACTION-SPECIFIC HEDGES
----------------------------------                 ----------------------------
1 year or less                                                 0.50%
Greater than 1 year but not more than 2 years                  1.00%
Greater than 2 years but not more than 3 years                 1.50%
Greater than 3 years but not more than 4 years                 1.90%
Greater than 4 years but not more than 5 years                 2.40%
Greater than 5 years but not more than 6 years                 2.80%
Greater than 6 years but not more than 7 years                 3.20%
Greater than 7 years but not more than 8 years                 3.60%
Greater than 8 years but not more than 9 years                 4.00%
Greater than 9 years but not more than 10 years                4.40%
Greater than 10 years but not more than 11 years               4.70%
Greater than 11 years but not more than 12 years               5.00%

                                                      MOODY'S SECOND TRIGGER
                                                   FACTORS FOR SINGLE CURRENCY
REMAINING WEIGHTED AVERAGE LIFE OF                      HEDGES THAT ARE NOT
HEDGE IN YEARS                                      TRANSACTION-SPECIFIC HEDGES
----------------------------------                 ----------------------------
Greater than 12 years but not more than 13 years               5.40%
Greater than 13 years but not more than 14 years               5.70%
Greater than 14 years but not more than 15 years               6.00%
Greater than 15 years but not more than 16 years               6.30%
Greater than 16 years but not more than 17 years               6.60%
Greater than 17 years but not more than 18 years               6.90%
Greater than 18 years but not more than 19 years               7.20%
Greater than 19 years but not more than 20 years               7.50%
Greater than 20 years but not more than 21 years               7.80%
Greater than 21 years but not more than 22 years               8.00%
Greater than 22 years but not more than 23 years               8.00%
Greater than 23 years but not more than 24 years               8.00%
Greater than 24 years but not more than 25 years               8.00%
Greater than 25 years but not more than 26 years               8.00%
Greater than 26 years but not more than 27 years               8.00%
Greater than 27 years but not more than 28 years               8.00%
Greater than 28 years but not more than 29 years               8.00%
30 years or more                                               8.00%

TABLE C [Source: Table 4B-3 of Moody's Hedge Framework]

                                                      MOODY'S SECOND TRIGGER
                                                   FACTORS FOR SINGLE CURRENCY
REMAINING WEIGHTED AVERAGE LIFE OF                        HEDGES THAT ARE
HEDGE IN YEARS                                      TRANSACTION-SPECIFIC HEDGES
----------------------------------                 ----------------------------
1 year or less                                                 0.65%
Greater than 1 year but not more than 2 years                  1.30%
Greater than 2 years but not more than 3 years                 1.90%
Greater than 3 years but not more than 4 years                 2.50%
Greater than 4 years but not more than 5 years                 3.10%
Greater than 5 years but not more than 6 years                 3.60%
Greater than 6 years but not more than 7 years                 4.20%
Greater than 7 years but not more than 8 years                 4.70%
Greater than 8 years but not more than 9 years                 5.20%
Greater than 9 years but not more than 10 years                5.70%
Greater than 10 years but not more than 11 years               6.10%
Greater than 11 years but not more than 12 years               6.50%
Greater than 12 years but not more than 13 years               7.00%
Greater than 13 years but not more than 14 years               7.40%
Greater than 14 years but not more than 15 years               7.80%
Greater than 15 years but not more than 16 years               8.20%
Greater than 16 years but not more than 17 years               8.60%
Greater than 17 years but not more than 18 years               9.00%
Greater than 18 years but not more than 19 years               9.40%
Greater than 19 years but not more than 20 years               9.70%
Greater than 20 years but not more than 21 years              10.00%
Greater than 21 years but not more than 22 years              10.00%
Greater than 22 years but not more than 23 years              10.00%
Greater than 23 years but not more than 24 years              10.00%

                                                      MOODY'S SECOND TRIGGER
                                                   FACTORS FOR SINGLE CURRENCY
REMAINING WEIGHTED AVERAGE LIFE OF                        HEDGES THAT ARE
HEDGE IN YEARS                                      TRANSACTION-SPECIFIC HEDGES
----------------------------------                 ----------------------------
Greater than 24 years but not more than 25 years              10.00%
Greater than 25 years but not more than 26 years              10.00%
Greater than 26 years but not more than 27 years              10.00%
Greater than 27 years but not more than 28 years              10.00%
Greater than 28 years but not more than 29 years              10.00%
30 years or more                                              10.00%

ACCEPTED AND AGREED:

LEHMAN BROTHERS SPECIAL FINANCING       SWIFT MASTER AUTO RECEIVABLES TRUST
INC.

                                        By: HSBC BANK USA, NATIONAL ASSOCIATION,
                                            not in its individual capacity, but
                                            solely as Owner Trustee


By: /s/ Allyson M. Carine               By: /s/ Elena Zheng
    ---------------------------------       ------------------------------------
Name: Allyson M. Carine                 Name: Elena Zheng
Title: Authorized Signatory             Title: Assistant Vice President
Date: June 20, 2007                     Date: June 20, 2007


                                        By: /s/ Chi S. Le
                                            ------------------------------------
                                        Name: Chi S. Le
                                        Title: Vice President
                                        Date: June 20, 2007